                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Philip A. Taylor or John M. Zerr, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee of AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Select Real Estate Income Fund, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 12th day of September, 2006.


                                        /s/ Bob R. Baker
                                        ----------------------------------------
                                        Bob R. Baker

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Philip A. Taylor or John M. Zerr, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee of AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Select Real Estate Income Fund, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 12th day of September, 2006.


                                        /s/ Frank S. Bayley
                                        ----------------------------------------
                                        Frank S. Bayley

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Philip A. Taylor or John M. Zerr, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee of AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Select Real Estate Income Fund, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 12th day of September, 2006.


                                        /s/ James T. Bunch
                                        ----------------------------------------
                                        James T. Bunch

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Philip A. Taylor or John M. Zerr, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee of AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Select Real Estate Income Fund, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 12th day of September, 2006.


                                        /s/ Bruce L. Crockett
                                        ----------------------------------------
                                        Bruce L. Crockett

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Philip A. Taylor or John M. Zerr, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee of AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Select Real Estate Income Fund, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 12th day of September, 2006.


                                        /s/ Albert R. Dowden
                                        ----------------------------------------
                                        Albert R. Dowden

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Philip A. Taylor or John M. Zerr, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee of AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Select Real Estate Income Fund, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 12th day of September, 2006.


                                        /s/ Jack M. Fields
                                        ----------------------------------------
                                        Jack M. Fields

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Philip A. Taylor or John M. Zerr, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee of AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Select Real Estate Income Fund, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 12th day of September, 2006.


                                        /s/ Carl Frischling
                                        ----------------------------------------
                                        Carl Frischling

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Philip A. Taylor or John M. Zerr, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee of AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Select Real Estate Income Fund, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 12th day of September, 2006.


                                        /s/ Robert H. Graham
                                        ----------------------------------------
                                        Robert H. Graham

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Philip A. Taylor or John M. Zerr, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all her capacities as a trustee of AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Select Real Estate Income Fund, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust, to sign on her or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 12th day of September, 2006.


                                        /s/ Prema Mathai-Davis
                                        ----------------------------------------
                                        Prema Mathai-Davis

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Philip A. Taylor or John M. Zerr, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee of AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Select Real Estate Income Fund, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 12th day of September, 2006.


                                        /s/ Lewis F. Pennock
                                        ----------------------------------------
                                        Lewis F. Pennock

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Philip A. Taylor or John M. Zerr, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all her capacities as a trustee of AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Select Real Estate Income Fund, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust, to sign on her or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 12th day of September, 2006.


                                        /s/ Ruth H. Quigley
                                        ----------------------------------------
                                        Ruth H. Quigley

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Philip A. Taylor or John M. Zerr, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee of AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Select Real Estate Income Fund, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 12th day of September, 2006.


                                        /s/ Larry Soll
                                        ----------------------------------------
                                        Larry Soll

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Philip A. Taylor or John M. Zerr, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee of AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Select Real Estate Income Fund, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 12th day of September, 2006.


                                        /s/ Raymond Stickel, Jr.
                                        ----------------------------------------
                                        Raymond Stickel, Jr.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John M. Zerr, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee of AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Select Real Estate Income Fund, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

DATED this 12th day of September, 2006.


                                        /s/ Philip A. Taylor
                                        ----------------------------------------
                                        Philip A. Taylor

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Philip A. Taylor or John M. Zerr, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee of AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Select Real Estate Income Fund, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 12th day of September, 2006.


                                        /s/ Mark H. Williamson
                                        ----------------------------------------
                                        Mark H. Williamson

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Philip A. Taylor, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee of AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Select Real Estate Income Fund, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

DATED this 12th day of September, 2006.


                                        /s/ John M. Zerr
                                        ----------------------------------------
                                        John M. Zerr